SCHEDULE I

                        TO THE SHAREHOLDER SERVICING PLAN

                               DATED JUNE 5, 1995

                            OF THE VICTORY PORTFOLIOS

                          Amended as of August 17, 1999

1.      Balanced Fund
               Class A Shares
               Class B Shares

2.      Diversified Stock Fund
               Class A Shares
               Class B Shares

3.      Government Mortgage Fund

4.      Growth Fund
               Class A Shares

5.      Financial Reserves Fund

6.      Fund for Income

7.      Institutional Money Market Fund
               Investor Shares
               Select Shares

8.      Intermediate Income Fund
               Class A Shares

9.      International Growth Fund
               Class A Shares
               Class B Shares

10. Investment Quality Bond Fund
               Class A Shares

11. Lakefront Fund

12. Limited Term Income Fund

13. National Municipal Bond Fund
               Class A Shares
               Class B Shares

14. New York Tax-Free Fund
               Class A Shares
               Class B Shares

15. Ohio Municipal Bond Fund

16. Ohio Municipal Money Market Fund

17. Ohio Regional Stock Fund
               Class A Shares
               Class B Shares

18. Prime Obligations Fund

19. Real Estate Investment Fund
               Class A Shares

20. Small Company Opportunity Fund
               Class A Shares

21. Special Value Fund
               Class A Shares
               Class B Shares

22. Stock Index Fund
               Class G Shares

23. Tax-Free Money Market Fund

24. U.S. Government Obligations Fund
               Investor Shares
               Select Shares

25. Value Fund
               Class A Shares

26. Federal Money Market Fund
               Investor Shares
               Select Shares

27. Convertible Securities Fund
               Class A Shares

28. LifeChoice Conservative Investor Fund*

29. LifeChoice Growth Investor Fund*

30. LifeChoice Moderate Investor Fund*

31. Maine Municipal Bond Fund (Intermediate)

32. Maine Municipal Bond Fund
        (Short-Intermediate)

33. Michigan Municipal Bond Fund

34. Equity Income Fund

35. National Municipal Bond Fund (Long)

36. National Municipal Bond Fund
         (Short-Intermediate)

* Although these Funds have been approved for the Plan, no fees are taken for the LifeChoice Funds.